UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2025

Par Pacific Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-36550	84-1060803
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

825 Town & Country Lane, Suite 1500
Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)

(281) 899-4800

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	PARR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 21, 2025, Par Pacific Holdings, Inc. (the “Company”) and Hawaii Renewables, LLC, a subsidiary of the Company (“ProjectCo”), entered into a definitive Equity Contribution Agreement (the “Equity Contribution Agreement”) with Alohi Renewable Energy, LLC (“Alohi”), an entity owned by Mitsubishi Corporation (“Mitsubishi”) and ENEOS Corporation (“ENEOS”), pursuant to which the Company and Alohi will establish ProjectCo as a joint venture, with Alohi owning a 36.5% equity interest in ProjectCo and the Company owning the remaining interest. The joint venture is being formed for the development, construction, ownership and operation of that certain renewable fuels manufacturing facility co-located with the Kapolei Refinery in Kapolei, Hawaii (“Renewable Fuels Facility”). Pursuant to the Equity Contribution Agreement, upon the closing of the transaction, the Company, Alohi and ProjectCo will enter into an amended and restated limited liability company agreement of ProjectCo. In addition, upon the closing of the transaction, Par Hawaii Refining, LLC, a subsidiary of the Company and the owner of the Kapolei Refinery (“PHR”), and ProjectCo will enter into a number of related agreements, including a construction management agreement pursuant to which, among other things, PHR will provide certain construction management services with respect to the construction, commissioning and start-up of the Renewable Fuels Facility on behalf of ProjectCo; an operating agreement pursuant to which, among other things, PHR will operate and manage the Renewable Fuels Facility on behalf of ProjectCo and provide certain operating and corporate services to ProjectCo; a services agreement pursuant to which, among other things, PHR will provide certain services and supply certain products to ProjectCo for the Renewable Fuels Facility; a terminalling agreement pursuant to which, among other things, PHR will lease storage tanks and provide certain terminalling services to ProjectCo; and a facilities agreement pursuant to which, among other things, PHR will provide ProjectCo access to the site where the Renewable Fuels Facility will be located.

Upon the closing of the transaction, the Company and its subsidiaries will contribute to ProjectCo certain assets related to the Renewable Fuels Facility, the Company will commit to making cash contributions to ProjectCo of up to $21,039,382, less any actual and documented construction-related costs incurred in the period from July 1, 2025 to the closing date, to complete the engineering, construction and delivery of the Renewable Fuels Facility through its commercial operation date, and Alohi will contribute to ProjectCo $100 million in cash. The Renewable Fuels Facility is expected to be completed and operational by the end of 2025 and is expected to produce approximately 61 million gallons per year of renewable diesel, sustainable aviation fuel, renewable naphtha and low carbon liquified petroleum gases.

The transaction is expected to close in the second half of 2025, subject to satisfaction of customary closing conditions, including the absence of legal impediments prohibiting the transaction and the receipt of regulatory approvals.

The Company and Alohi have made customary representations and warranties, and the Company and Alohi have agreed to customary covenants in the Equity Contribution Agreement, including the agreement of the Company, subject to certain exceptions, to use commercially reasonable efforts to own, develop and maintain the assets in the ordinary course and to refrain from taking certain actions during the period from the execution of the Equity Contribution Agreement to the closing of the transaction. The Equity Contribution Agreement contains customary termination rights for both the Company and Alohi. The Equity Contribution Agreement also provides for indemnification rights with respect to, among other things, breaches of representations, warranties or covenants by the parties.

The foregoing description is qualified in its entirety by reference to the Equity Contribution Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated by reference herein.

The Equity Contribution Agreement contains representations and warranties by the Company, Alohi and ProjectCo as of specific dates. The representations and warranties reflect negotiations between the parties to the Equity Contribution Agreement and are not intended as statements of fact to be relied upon by the Company’s stockholders; in certain cases, the representations and warranties merely represent allocation decisions among the parties; may have been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Equity Contribution Agreement, which disclosures are not reflected in the Equity Contribution Agreement itself; may no longer be true as of a given date; and may apply standards of materiality in a way that is different from what may be viewed as material by stockholders. As such, the representations and warranties are solely for the benefit of the parties to the Equity Contribution Agreement. The representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, may change after the date of the Equity Contribution Agreement and should not be relied upon as statements of facts.

Item 7.01	Regulation FD Disclosure.

On July 21, 2025, the Company issued a press release announcing the signing of definitive agreements with Mitsubishi and ENEOS to establish a joint venture for renewable fuels in Hawaii. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the foregoing information, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K includes certain “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, which are intended to qualify for the “safe harbor” from liability established by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact, including statements about the actions anticipated to occur at the closing of the transaction, the satisfaction of the conditions to the closing of the transaction, the timing of the Renewable Fuels Facility being completed and operational and the timing of the closing of the proposed transaction, are forward-looking statements. Forward-looking statements are subject to certain risks, trends and uncertainties, such as the risks and uncertainties detailed in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents that the Company files with the Securities and Exchange Commission. The Company cannot provide assurances that the assumptions upon which these forward-looking statements are based will prove to have been correct. Should any of these risks materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expressed or implied in any forward-looking statements, and investors are cautioned not to place undue reliance on these forward-looking statements, which are current only as of the date of this Current Report on Form 8-K. Except as required by applicable law, the Company does not intend to update or revise any forward-looking statements made herein or any other forward-looking statements as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

2.1*	Equity Contribution Agreement, dated as of July 21, 2025, by and among Hawaii Renewables, LLC, Par Pacific Holdings, Inc. and Alohi Renewable Energy, LLC.

99.1	Press Release, dated July 21, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Certain schedules and similar attachments to this exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company undertakes to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 21, 2025

PAR PACIFIC HOLDINGS, INC.

By:	/s/ Jeffrey R. Hollis
Jeffrey R. Hollis
Senior Vice President, General Counsel and Secretary